EXHIBIT 10.55

Exhibit 10.55 to Form 10-K

CONFIDENTIAL PROVISIONS REDACTED

SECOND AMENDED AND RESTATED WORLDWIDE AGREEMENT

This Second Amended and Restated Worldwide Agreement is entered into as of October 28, 2005 (the “Amendment Effective Date”), by and among, on the one hand, HOFFMANN-LA ROCHE INC., a New Jersey corporation having offices at 340 Kingsland Street, Nutley, New Jersey 07110 (“Roche-Nutley”) and F. HOFFMANN-LA ROCHE LTD of Basel, Switzerland (“F. Roche”) (Roche-Nutley and F. Roche are hereinafter individually and collectively referred to as “Roche”) and, on the other hand, PROTEIN DESIGN LABS, INC., a Delaware corporation having offices at 34801 Campus Drive, Fremont, California 94555 (“PDL”).

RECITALS

PDL originally licensed to Roche, on an exclusive basis, rights to a humanized antibody now known by the generic name daclizumab, which binds to the interleukin-2 receptor (“IL-2R”).

Roche is currently marketing daclizumab under the trademark Zenapax® for the prevention of acute organ rejection in patients undergoing kidney transplants.

Roche and PDL are parties to that certain Amended and Restated Worldwide Agreement (the “Agreement”), dated October 1, 2003 (the “Effective Date”), under which PDL (1) reacquired all IL-2R antibody rights originally licensed by PDL to Roche, subject to Roche’s continuing exclusive license to market and sell daclizumab for transplant indications throughout most of the world and to develop and to commercialize products based on [****] that [****] to the [****] of [****]; and (2) obtained the right to purchase, upon payment of an additional fee, all of Roche’s remaining rights to daclizumab, subject to Roche’s right to retain its exclusive license from PDL to develop and commercialize products based on [****] that [****] to the [****] of [****].

Roche and PDL now desire to amend the Agreement to allow PDL to reacquire all remaining rights to daclizumab, subject to Roche’s exclusive right to continue to commercialize Zenapax® in its current form for as long as Roche desires to do so.

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1.	CONFIDENTIAL TREATMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants set forth below, PDL and Roche mutually agree to amend and restate the Agreement in this Second Amended and Restated Worldwide Agreement as follows:

I. DEFINITIONS

For the purposes of this Second Amended and Restated Worldwide Agreement, the following terms, when written with an initial capital letter, shall have the meaning ascribed to them below. All references to particular Appendices, Articles and Sections shall mean the Appendices to, and Articles and Sections of, this Second Amended and Restated Worldwide Agreement, unless otherwise specified.

1.1 “1989 Agreements” means the agreements between Roche and PDL dated January 31, 1989, as amended.

1.2 “1999 Agreements” means the two agreements executed by Roche and PDL in 1999 to replace the 1989 Agreements. Such agreements, as amended, are known separately as the “1999 PDL/Roche Agreement” and the “F. Roche Agreement,” respectively.

1.3 “1999 PDL/Roche Agreement” has the meaning set forth in Section 1.2.

1.4 “Acting Party” has the meaning set forth in Section 12.1(c).

1.5 “Affiliates” means any corporation or other business entity controlled by, controlling, or under common control with another entity, with “control” meaning direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock of, or more than a fifty percent (50%) interest in the income of, such corporation or other business entity. Anything to the contrary in this paragraph notwithstanding, [****].

1.6 “AI Trademarks” means all trademarks used in connection with the marketing, promotion, and sale of Daclizumab by PDL or its sublicensee(s) and all trademark registrations and applications therefor, and all goodwill associated therewith.

1.7 “Asthma/Transplant Agreement” means that certain Amended and Restated Co-Development and Commercialization Agreement, dated as of October 29, 2005.

1.8 “Autoimmune Indications” or “AI” means all indications that involve pathogenic consequences, including tissue injury, produced by autoantibodies or autoreactive T lymphocytes interacting with self epitopes, i.e., autoantigens. Autoimmune Indications shall include, without limitation, asthma, psoriasis, rheumatoid arthritis, systemic lupus erythematosus, scleroderma, juvenile rheumatoid arthritis, polymytosis, Type I diabetes,

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2.	CONFIDENTIAL TREATMENT

sarcoidosis, Sjogrens syndrome, chronic active non-pathogenic hepatitis, non-infectious uveitis (Behcets), aplastic anemia, regional non-pathogenic enteritis (including ulcerative colitis, Crohn’s Disease and inflammatory bowel disease), Kawasaki’s disease, post-infectious encephalitis, multiple sclerosis, and tropic spastic paraparesis.

1.9 “Change of Control” means a transaction in which Roche either (a) sells, conveys or otherwise disposes of all or substantially all of its property or business; or (b) either (i) merges or consolidates with any other entity (other than a wholly-owned subsidiary of Roche); or (ii) effects any other transaction or series of transactions, in each case of clause (i) or (ii), such that the voting stockholders of Roche immediately prior thereto, in the aggregate, no longer own, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding voting securities or capital stock of the surviving entity following the closing of such merger, consolidation, other transaction or series of transactions.

1.10 “Combination Product” means any product containing both an ingredient that causes it to be considered a Licensed Product and one or more other therapeutically active ingredients.

1.11 “Commercialization Term” means the period commencing on the Effective Date and ending on the date that Roche ceases to sell Nutley Dac throughout the Roche Territory, as permitted under this Second Amended and Restated Worldwide Agreement.

1.12 “Controlled” means, with respect to any intellectual property right, that the party has a license to such intellectual property right and has the ability to grant to the other party a sublicense to such intellectual property right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party existing at the time such party would be first required hereunder to grant the other party such sublicense.

1.13 “Cost of Goods” means the manufacturing cost of either (a) unformulated bulk Daclizumab, or (b) finished Daclizumab product made from unformulated bulk, as the case may be, calculated in accordance with internal cost accounting methods consistently applied by a party for its other biologics pharmaceutical products, provided that such methods comply with [****]. Cost of Goods shall include [****]. As used in this Second Amended and Restated Worldwide Agreement, the Cost of Goods shall not exceed [****].

1.14 “Cover” (including variations thereof such as “Covering” or “Covered”), means that the manufacture, use, sale, offer for sale, or importation of a particular product would infringe a Valid Claim of a patent in the absence of rights under such patent. The determination of whether a particular product is Covered by particular Valid Claims shall be made on a country-by-country basis.

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3.	CONFIDENTIAL TREATMENT

1.15 “Daclizumab” means any product that contains humanized anti-Tac (as defined under “Field”).

1.16 “Excluded Field” means [****] that (a) [****], (b) [****] and (c) [****]. The parties agree that Daclizumab is not in the Excluded Field.

1.17 “Excluded Product” means any product in the Excluded Field, including any Combination Product, that contains an [****]. [****] shall be deemed to be an Excluded Product.

1.18 “F. Roche Agreement” has the meaning set forth in Section 1.2.

1.19 “FDA” means the United States Food and Drug Administration and any successor agency thereto, and/or any equivalent foreign governmental agency, depending on the context.

1.20 “Field” means any humanized or chimeric antibody that binds to IL-2R, where “humanized” means a genetically engineered combination of a substantially human framework region and constant region, and complementarity determining regions from non-human antibodies, and where “chimeric” means a genetically engineered combination of human constant region and non-human variable region. “Antibodies in the Field” means humanized and chimeric antibodies that bind to IL-2R. It is believed that these Antibodies in the Field may be useful for therapeutic, diagnostic, imaging and similar purposes. It is understood that the Field includes, but is not limited to, that certain humanized murine monoclonal antibody prepared against the p55 component of IL-2R (“humanized anti-Tac”). Furthermore, the Field includes, but is not limited to, all improvements relating to humanized anti-Tac, including without limitation modifications in structure introduced by genetic engineering, or by chemical or enzymatic cleavage. Also included within the Field shall be alternate hosts for producing humanized anti-Tac, methods for purification, formulations incorporating humanized anti-Tac, and uses and methods of use for humanized anti-Tac in human medicine.

1.21 “Joint Inventions” means any inventions in the Field, whether patented or not, that are jointly made during the period beginning on January 31, 1989 and continuing until the end of the Commercialization Term by at least one (1) PDL employee or person contractually required to assign or license patent rights covering such inventions to PDL and at least one (1) Roche-Nutley or F. Roche employee or person contractually required to assign or license patent rights covering such inventions to Roche-Nutley or F. Roche.

1.22 “JSC” means the committee formed by the parties pursuant to Section 3.1 of the Asthma/Transplant Agreement.

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4.	CONFIDENTIAL TREATMENT

1.23 “Licensed Product” means any product, other than an Excluded Product, in the Field, including any Combination Product, the making, importation, use, offer for sale, or sale of which utilizes Roche Know-How, Roche Patents, or Joint Inventions or would, in the absence of this Second Amended and Restated Worldwide Agreement, infringe a Valid Claim of a Roche Patent. Daclizumab shall be deemed to be a Licensed Product.

1.24 “Major Country” means the [****].

1.25 “Nutley Dac” shall mean the FDA-approved form of Daclizumab manufactured at Roche’s Nutley, New Jersey facility as of the Amendment Effective Date.

1.26 “Other Indications” means all indications other than Transplant Indications and Autoimmune Indications.

1.27 “Other Licensed Products” means all Licensed Products other than Daclizumab.

1.28 “PDL Know-How” means, except as otherwise set forth in this Section 1.28, all inventions, discoveries, trade secrets, information, experience, data, formulas, procedures and results in the Field, and improvements thereon, including any information regarding the physical, chemical, biological, toxicological, pharmacological, clinical, and veterinary data, dosage regimens, control assays and specifications of Daclizumab (collectively, “Know-How in the Field”), that is owned or Controlled by PDL or its Affiliates as of the Effective Date or that is developed or Controlled by PDL or its Affiliates during the term of this Second Amended and Restated Worldwide Agreement, and which Know-How in the Field is reasonably required or useful for manufacturing, using or selling Daclizumab; provided, however, that PDL Know-How excludes any Know-How in the Field of any kind concerning generic methods of manufacturing, designing, developing or preparing antibodies including, but not limited to, methods of humanizing antibodies, methods of reducing the immunogenicity of antibodies, and methods of increasing the affinity of antibodies.

1.29 “PDL Patents” means all patent applications owned or Controlled by PDL alone or with a Third Party (“Sole PDL Patents”) and all patent applications resulting from Joint Inventions (“Joint Roche-PDL Patents”) Covering Daclizumab, which are filed prior to or during the term of the 1989 Agreements, the 1999 Agreements or this Second Amended and Restated Worldwide Agreement in the United States or any foreign jurisdiction, including any addition, continuation, continuation-in-part or division thereof or any substitute application therefor; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and any other United States or foreign patent or inventor’s certificate covering products in the Field.

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5.	CONFIDENTIAL TREATMENT

1.30 “PDL Sole Territory” means all countries of the world, as listed in Appendix C (which the parties may agree to update from time to time), with respect to which Roche has granted an exclusive license to PDL, in connection with the previous return or reversion of Roche’s rights under the 1999 Agreements.

1.31 “Product Operating Committee” or “POC” means the product operating committee formed by the parties pursuant to Section 6.2(a) of the Agreement.

1.32 “Queen et al. Patents” means those Sole PDL Patents in the Territory claiming priority to U.S. Patent Application Serial No. 07/290,975, filed December 28, 1988.

1.33 “Reasonable Diligence” means the same level of effort used by Roche in developing, registering, marketing and selling its own protein-based products that must be approved by the FDA before they can be sold in the Roche Territory. The parties acknowledge that Roche does not develop, register, market and sell its own protein-based products in every country within the Roche Territory, and it is understood that the exercise by Roche of reasonable diligence shall be determined by judging its efforts in the Roche Territory taken as a whole.

1.34 “Regulatory Approval” means the granting of all governmental regulatory approvals required, if any, for the sale of a Licensed Product in a given country or jurisdiction within the Territory.

1.35 “Roche Adjusted Gross Sales” means the gross invoice price of Daclizumab sold or otherwise disposed of for consideration by Roche, its Affiliates or sublicensees (other than PDL and its Affiliates hereunder) to independent Third Parties not an Affiliate of the seller, reduced by the following amounts: (a) [****]; and (b) [****].

When calculating the Roche Adjusted Gross Sales, the amount of such sales in foreign currencies shall be converted into U.S. dollars at the average rate of exchange at the time for the applicable calendar quarter in accordance with Roche’s then-current standard practices.

In the case of Combination Products for which Daclizumab and each of the other therapeutically active ingredients contained in the Combination Product have established market prices when sold separately, Roche Adjusted Gross Sales shall be determined by multiplying the [****] by [****]. When such separate market prices are not established, then the parties shall negotiate in good faith to determine the method of calculating Roche Adjusted Gross Sales for Combination Products.

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6.	CONFIDENTIAL TREATMENT

If Roche or its Affiliates or sublicensees receive non-cash consideration for Daclizumab sold or otherwise transferred to an independent Third Party not an Affiliate of the seller or transferor, [****], or [****], shall be deemed the Roche Adjusted Gross Sales for such Daclizumab sold or otherwise transferred.

1.36 “Roche Commercialization Activities” has the meaning set forth in Section 4.1(a).

1.37 “Roche Controlled Patents” means all patent applications Controlled by Roche or its Affiliates and not Controlled by PDL or its Affiliates Covering inventions in the Field that are filed prior to or during the term of this Second Amended and Restated Worldwide Agreement in the United States or any foreign jurisdiction, including any addition, continuation, continuation-in-part or division thereof or any substitute application therefor; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and any other United States or foreign patent or inventor’s certificate covering inventions in the Field. Roche Controlled Patents as of the Effective Date are, specifically, those listed on Schedule 2.8(b).

1.38 “Roche Inventions” means any inventions in the Field that are made prior to or during the term of this Second Amended and Restated Worldwide Agreement by employees of Roche or persons contractually required to assign or license patent rights covering such inventions to Roche.

1.39 “Roche Know-How” means all Know-How in the Field that is owned or Controlled by Roche or its Affiliates as of the Effective Date, or that is developed or Controlled by Roche or its Affiliates during the Commercialization Term and which Know-How in the Field is reasonably required or useful for seeking registration of, manufacturing, using or selling Daclizumab, as the case may be, provided, however, that this portion of Roche Know-How excludes any Know-How in the Field of any kind concerning generic methods of manufacturing, designing, developing or preparing antibodies including, but not limited to, methods of humanizing antibodies, methods of reducing the immunogenicity of antibodies, and methods of increasing the affinity of antibodies. For clarity, Roche Know-How includes all Know-How in the Field provided to PDL by Roche or its Affiliates under the 1989 Agreements and 1999 Agreements.

1.40 “Roche Licensed Know-How” means that portion of Roche Know-How that is reasonably required or useful for seeking registration of, manufacturing, using or selling Daclizumab for Autoimmune Indications or any Other Indication, but shall not include [****].

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7.	CONFIDENTIAL TREATMENT

1.41 “Roche Licensed Patents” means those Roche Patents that Cover in whole or in part the manufacture, importation, offer for sale or sale of Daclizumab or any Other Licensed Products, or the use of Daclizumab or any Other Licensed Products in Autoimmune Indications or Other Indications.

1.42 “Roche Net Sales” means the amount determined by deducting [****] from Roche Adjusted Gross Sales to cover all other expenses or discounts, including but not limited to cash discounts, custom duties, transportation and insurance charges and other direct expenses, to the extent not already deducted from the amount invoiced. Notwithstanding the foregoing, “Roche Net Sales of Excluded Products” shall be calculated in the same manner as Roche Net Sales, except that for the purpose of such calculation, Roche Adjusted Gross Sales shall be based on the gross invoice price of Excluded Products.

1.43 “Roche Owned Patents” means all patent applications owned by Roche or its Affiliates (“Sole Roche Patents”) alone or with a Third Party, and all patent applications resulting from Joint Inventions (“Joint Roche-PDL Patents”) covering inventions in the Field that are filed prior to or during the term of this Second Amended and Restated Worldwide Agreement in the United States or any foreign jurisdiction, including any addition, continuation, continuation-in-part or division thereof or any substitute application therefor; any patent issued with respect to such patent application, any reissue, extension or patent term extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; and any other United States or foreign patent or inventor’s certificate covering inventions in the Field. Roche Owned Patents as of the Effective Date are, specifically, those listed on Schedule 2.8(a).

1.44 “Roche Patents” means both the Roche Owned Patents and the Roche Controlled Patents.

1.45 “Roche Products” means Nutley Dac and any Excluded Products.

1.46 “Roche Territory” means, collectively, (a) the United States of America (“U.S.” or “U.S.A.” or “United States”) and its territories and possessions where the patent laws of the United States are in force and (b) all other countries in the Territory, excluding the PDL Sole Territory (the “Roche ROW Territory”).

1.47 “Territory” means all the countries of the world.

1.48 “Third Party” means any person or entity other than PDL, Roche, and their respective Affiliates.

1.49 “Third Party License” means any of the license agreements set forth on Appendix B.

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8.	CONFIDENTIAL TREATMENT

1.50 “Trademarks” means the trademark “Zenapax®,” and all trademark registrations and applications therefor, and all goodwill associated therewith, and all other trademarks owned by Roche (except for any Roche housemarks or trade names) and used in connection with the sale or promotion of Nutley Dac in the Roche Territory.

1.51 “Transplant JDC” means the committee formed by the parties pursuant to Section 3.12 of the Asthma/Transplant Agreement.

1.52 “Transplant Indications” means all indications that involve the suppression of rejection of transplanted organs, bone marrow or other tissue, including, without limitation, solid organ transplantation (including tolerance induction and xenotransplantation), bone marrow transplantation, graft versus host disease and cell transplantation. In any event, if a given indication satisfies the criteria for both an Autoimmune Indication and a Transplant Indication, such indication shall be deemed a Transplant Indication and not an Autoimmune Indication, provided that an Autoimmune Indication shall not be deemed a Transplant Indication merely because it may cause the need for a transplant (e.g., Type I diabetes, even if it causes the need for an organ transplant).

1.53 “Transplant Induction” shall mean the Transplant Indication involving the prophylaxis of acute organ rejection in patients receiving renal transplants and undergoing an immunosuppressive regimen that includes cyclosporine and corticosteroids.

1.54 “Valid Claim” means a claim in any issued patent that has not been disclaimed or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction by a decision beyond right of review.

II. LICENSE GRANTS

2.1 [Reserved]

2.2 License Grant to PDL.

(a) Subject to the terms and conditions of this Second Amended and Restated Worldwide Agreement, Roche hereby grants to PDL and to PDL’s Affiliates a worldwide right and license under the Roche Know-How and Roche Patents to develop, use, manufacture, have manufactured, market, promote, import, offer for sale, sell and have sold Daclizumab and all Other Licensed Products in the Field and in the Territory for use in all indications (but excluding, during the Commercialization Term, Nutley Dac for use in Transplant Induction). PDL and its Affiliates shall have the right freely to sublicense, with the right to further sublicense, the right and license granted to them under this Section 2.2(a).

(b) For Daclizumab, the license set forth in Section 2.2(a) shall be exclusive (even as to Roche) with respect to the Roche Know-How and Roche Patents that Roche or its Affiliate solely owns or has an exclusive license. With respect to the Roche Know-How and Roche Patents to which Roche or its Affiliate has a non-exclusive license, the license set forth in Section 2.2(a) shall be a sole, non-exclusive license. With respect to the Roche Know-How and Roche Patents that Roche or its Affiliate jointly owns, the license set forth in Section 2.2(a) shall

9.	CONFIDENTIAL TREATMENT

be a sole license under Roche’s interest in such Roche Know-How and Roche Patents. Roche hereby covenants that it will not grant to any Third Party any right or license, under (i) the Roche Know-How and Roche Patents to which Roche or its Affiliate has a non-exclusive license or (ii) the Roche Know-How and Roche Patents that Roche or its Affiliate jointly owns, to develop, use, manufacture, have manufactured, market, promote, import, offer for sale and sell Daclizumab in the Field and in the Territory.

(c) For Other Licensed Products, the license set forth in Section 2.2(a) shall be non-exclusive. Notwithstanding the preceding sentence, Roche hereby covenants that it will not grant licenses to any Third Party under the Roche Patents to make, have made, use, sell, offer for sale or import any Other Licensed Product.

2.3 [Reserved]

2.4 Transfer of Roche Licensed Know-How to PDL. Until the end of the Commercialization Term, if Roche develops or Controls Roche Licensed Know-How that it has not previously provided to PDL, Roche shall promptly provide such Roche Licensed Know-How to PDL through the parties’ participation in the POC. Following the end of the Commercialization Term, Roche shall transfer to PDL any Roche Know-How not previously transferred to PDL, including in particular, any Roche Know-How related to the Transplant Indications.

2.5 License Grants to Roche.

(a) Subject to the terms and conditions of this Second Amended and Restated Worldwide Agreement, PDL grants to Roche and to Roche’s Affiliates, during the Commercialization Term, the exclusive (even as to PDL) right and license under the PDL Know-How and PDL Patents to (i) market, promote, and detail Nutley Dac in the Roche Territory solely for use in Transplant Induction, and (ii) to sell and offer for sale Nutley Dac in the Roche Territory under the Trademarks. In addition, PDL grants to Roche and to Roche’s Affiliates, the nonexclusive right under the PDL Know-How and PDL Patents to make, have made, use and import Nutley Dac, but only to the extent reasonably necessary for Roche to carry out its rights and obligations under this Second Amended and Restated Worldwide Agreement. Roche may sublicense the rights and licenses granted to Roche under this Section 2.5, subject to PDL’s written consent, which consent PDL may not unreasonably withhold. It shall be deemed reasonable for PDL to withhold consent with respect to sublicense by Roche of any of the rights or licenses to any other entity that is [****], or [****]. Notwithstanding the preceding sentence, Roche and its Affiliates may use Third Party distributors in accordance with their customary practices. All sublicenses granted by Roche or its Affiliates of the licenses set forth in this Section 2.5(a) shall automatically terminate at the end of the Commercialization Term.

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10.	CONFIDENTIAL TREATMENT

(b) Subject to the terms and conditions of this Second Amended and Restated Worldwide Agreement, in particular the restrictions set forth in Section 3.1(b), PDL grants to Roche and to Roche’s Affiliates the exclusive (even as to PDL) right and license, including the right to grant sublicenses, under the PDL Know-How and PDL Patents to use, develop, make, have made, sell, offer for sale, and import the Excluded Products in the Roche Territory; provided, however that the license granted under this Section 2.5(b) under the [****] shall be nonexclusive.

(c) PDL hereby covenants that, until the expiration of the [****], it will not make, have made, use, sell, offer for sale or import any product in the Excluded Field Covered by the [****] in the Roche Territory, and it will not grant to any Third Party any right or license under the [****] the right to make, have made, use, sell, offer for sale or import any product in the Excluded Field in the Roche Territory.

(d) If during the term of this Second Amended and Restated Worldwide Agreement, Roche or its Affiliate challenges the validity or enforceability in any jurisdiction of [****], then PDL shall have the right to [****] to Roche under this Second Amended and Restated Worldwide Agreement to PDL Patents that include [****].

(e) Roche hereby covenants that it shall not, nor shall it cause any Affiliate or sublicensee to:

(i) knowingly use or practice, directly or indirectly, any PDL Know-How or PDL Patents for any other purposes other than those expressly permitted by this Second Amended and Restated Worldwide Agreement or any other written agreements in the Field between the parties currently in existence and not expressly superseded by this Second Amended and Restated Worldwide Agreement, or which may later be entered into by the parties;

(ii) market, promote, detail, sell or offer for sale Daclizumab, during the Commercialization Term, in any manner outside the scope of the licenses set forth in Section 2.5(a), including, in particular, for any use in the treatment of Autoimmune Indications or Other Indications; or

(iii) use, develop, make, have made, sell, offer for sale or import Excluded Products in any manner outside the scope of the licenses set forth in Section 2.5(b).

(f) PDL hereby covenants that it shall not, nor shall it cause any Affiliate or sublicensee to market, promote, detail, sell or offer for sale Daclizumab, during the Commercialization Term, in any manner outside the scope of the licenses set forth in Section 2.2.

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2.6 Identification of the Queen et al Patents. Set forth on Appendix A is a list identifying patents or patent applications that comprise the Queen et al. Patents in the Roche Territory as of the Effective Date. If there are any changes, PDL shall update this list by delivering a supplement to Roche no less frequently than once per year during the term of this Second Amended and Restated Worldwide Agreement.

2.7 Cooperation Regarding Third Party Licenses. In the event Roche negotiates and intends to enter into a license agreement with a Third Party with respect to the right to make, use, sell, import, offer for sale or sale of any [****] under such Third Party’s intellectual property, it shall so inform PDL and provide PDL the opportunity to participate in such negotiations and enter into such license agreement or take a sublicense thereunder with respect to [****], on such terms as are agreed by the parties.

2.8 Roche Representations, Warranties and Covenants. Roche hereby represents and warrants as of the Effective Date as follows:

(a) To the best of Roche’s knowledge, Schedule 2.8(a) identifies the Roche Owned Patents existing as of the Effective Date. To the extent that it is not prohibited from doing so, Roche agrees to make available to PDL copies of such Roche Owned Patents promptly following the Effective Date. Roche covenants that, to the extent any additional Roche Owned Patents are identified by Roche subsequent to the Effective Date and to the extent that it is not prohibited from doing so, it shall promptly inform PDL, and Schedule 2.8(a) shall be revised to so reflect such additional Roche Owned Patents.

(b) Schedule 2.8(b) identifies all of the license agreements under which Roche has rights to Roche Controlled Patents existing as of the Effective Date. Roche agrees to make available to PDL copies of such license agreements pursuant to which the Roche Controlled Patents were licensed to Roche promptly following the Effective Date, to the extent not already in PDL’s possession and to the extent that Roche has a right to do so. Roche further covenants that, [****]. Roche shall not, without the prior written consent of PDL, terminate any agreement that grants Roche a license under a Roche Controlled Patent. Roche covenants that, to the extent any additional licenses under which Roche has rights to Roche Controlled Patents are identified by Roche or come into existence subsequent to the Effective Date, Roche shall promptly inform PDL, and Schedule 2.8(b) shall be revised to so reflect such additional licenses; provided, however, that in the event any royalty or other payment is owed to the licensor of any such Roche Controlled Patent [****], [****] shall not be responsible for any such royalty payments, and [****] shall so notify [****] in writing and [****] shall have a period of [****] to evaluate whether it desires that such [****] be included within the [****] licensed to [****] under Section [****] and if so, the mechanism for payment to [****] thereunder. Where [****] elects not to [****] to such [****], it [****].

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(c) Roche has not granted any Third Party a license or other right that is currently in effect under any of the Roche Owned Patents for any purpose.

(d) To Roche’s knowledge, Roche has complied with its obligation under 37 CFR §1.56(a) to disclose to the United States Patent and Trademark Office, during the pendency of each United States patent application included in the Roche Owned Patents, information known to Roche to be material to the patentability of the pending claims in such application. None of the Roche Owned Patents is involved in any interference or opposition proceeding, and, to Roche’s knowledge, no such proceeding is being threatened with respect to any of the Roche Owned Patents.

(e) [****]

(f) [****]

(g) Roche and its Affiliates have not granted to any Third Party in any Major Country, any sublicense, under the license(s) to the PDL Know-How and PDL Patents that Roche and its Affiliates received pursuant to the 1999 Agreements, to: (i) promote and sell Daclizumab generally, and/or for use in Autoimmune Indications or the Other Indications; or (ii) develop, make, use, import, offer for sale and sell Other Licensed Products for any indication in the Field. Roche shall, prior to the [****], disclose in writing to PDL all sublicenses that Roche or its Affiliate have granted, under the PDL Know-How and PDL Patents, to develop, make, use, import, promote, offer for sale and sell Daclizumab and Other Licensed Products for any indication in the Field. If any such sublicenses exist at such time, the parties, through the POC, will work together to [****] (including [****], where practicable) such sublicense.

(h) Roche covenants that, in the event that Roche [****], through whatever means, on PDL’s request, Roche will within [****] of such request, meet and discuss with PDL the impact of such event on the relationship between PDL and Roche at such time, and modify this Second Amended and Restated Worldwide Agreement to the extent deemed appropriate by both parties.

(i) To Roche’s knowledge, neither Roche nor its Affiliates own any assets relevant solely to the development or commercialization of Daclizumab, other than the Daclizumab Assets (as defined in the Agreement), the Trademarks, and the Roche Owned Patents.

2.9 Termination of Certain Sublicenses. If, prior to the Effective Date, PDL and Roche or an Affiliate of Roche entered into any agreement(s), other than the 1999 Agreements, wherein PDL granted Roche or such Affiliate a sublicense with respect to Daclizumab or Other Licensed Product(s), under any Third Party intellectual property rights licensed by PDL, then such sublicenses are hereby terminated and replaced by the licenses set forth in Section 2.5.

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13.	CONFIDENTIAL TREATMENT

III. DEVELOPMENT; REGULATORY ISSUES

3.1 Development by Roche.

(a) Development of Daclizumab by Roche. Unless [****], Roche shall have no right under this Second Amended and Restated Worldwide Agreement to [****]. Roche shall have the right to continue to [****] ongoing as of the Effective Date, which such [****] shall be disclosed in writing by Roche to PDL within [****] after the Effective Date. In addition, to the extent Roche receives any data or other results of any [****] pursuant to [****], Roche will update the POC with respect to such [****]. Further, Roche shall promptly forward to PDL any requests for new [****] studies involving Daclizumab that Roche receives after the Effective Date.

(b) Development of Excluded Products. Roche shall be solely responsible, at [****] at its sole discretion, for the non-clinical, clinical, and regulatory development of any Excluded Product. Notwithstanding the foregoing, it is understood and agreed that [****]for any indication other than [****] without the written consent of PDL, such consent not to be unreasonably withheld. The parties recognize that it may be desirable to develop the Excluded Products for [****], in which case the POC shall discuss and recommend to the parties whether [****]. Following the Effective Date, Roche shall use Reasonable Diligence in proceeding with the development and registration of Excluded Products in the Roche Territory, to the extent permitted under this Section 3.1(b). If Roche fails to exercise such diligence, PDL may terminate the license granted to Roche under Section 2.5(b), but shall not be obligated to do so.

3.2 Development by PDL. Following the Amendment Effective Date, PDL shall be solely responsible, [****] at its sole discretion, for the non-clinical, clinical, and regulatory development of Daclizumab (other than Nutley Dac) for all indications in the Territory, other than those trials referenced in Section 3.1(a) and except as otherwise provided in the Asthma/Transplant Agreement. All data and information generated by PDL development activities pursuant to this Section 3.2 shall be PDL Know-How.

3.3 Assistance by Roche. [****] Roche will allow PDL to cross-reference Roche regulatory filings and clinical data with respect to Daclizumab and will grant PDL reasonable access during normal business hours to such regulatory filings and clinical data. To the extent Roche is required under applicable law, rule or regulation, Roche, [****], shall promptly make all filings reasonably required or useful to permit the use of the clinical materials, if any, supplied pursuant to Section 4.5(a) (e.g., preparation and filing of required technical reports, data summaries, or a regulatory dossier). Through the POC, each party shall advise and consult with the other with respect to any significant issues or questions raised by any regulatory authorities with respect to Daclizumab.

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14.	CONFIDENTIAL TREATMENT

3.4 Adverse Event Reporting. Subject to Section 3.7, each party shall notify the other of all information coming into its possession concerning any and all side effects, injury, toxicity, pregnancy or sensitivity event associated with commercial or clinical uses, studies, investigations or tests with Daclizumab, throughout the world, whether or not determined to be attributable to Daclizumab (“Adverse Event Reports”). The parties have each identified a person to coordinate the exchange of Adverse Event Reports (“Report Coordinators”) so as to enable timely reporting of such Adverse Event Reports to appropriate governmental and regulatory authorities consistent with all laws, rules and regulations. The parties, through their Report Coordinators, shall continue exchanging information in accordance with the then current pharmacovigilance agreement. Upon the expiration or termination of the Asthma/Transplant Agreement, Roche and PDL shall promptly meet, together with any PDL licensee that is a party to the pharmacovigilance agreement then in effect, and negotiate in good faith an amendment to such pharmacovigilance agreement that takes into account the expiration or termination of the Asthma/Transplant Agreement. Such amended pharmacovigilance agreement (and any future amendments thereof) shall survive the end of the Commercialization Term.

3.5 Copies of Responses. Subject to Section 3.7, within a reasonable time frame prior to submission of responses to any regulatory authority on product safety issues regarding Daclizumab, a copy of a near final draft response will be provided to the other party for review. Final copies of responses submitted to any regulatory authority will be provided to the other party within [****] of document finalization.

3.6 Regulatory Actions. Subject to Section 3.7, the party responsible to interact with regulators on a specific safety issue regarding Daclizumab must communicate action requested by regulators to the other party without delay. Such actions may include, for example, change in label, Dear Doctor letter, trial on hold for clinical safety reasons and the like.

3.7 Asthma/Transplant Agreement. During the term of the Asthma/Transplant Agreement, the terms of Sections 5.3, 5.4 and 5.5 of the Asthma/Transplant Agreement shall take precedence over the terms Sections 3.4, 3.5 and 3.6 of this Second Amended and Restated Worldwide Agreement. The terms of Sections 3.4, 3.5 and 3.6 of this Second Amended and Restated Worldwide Agreement shall regain full force and effect upon the expiration or termination of the Asthma/Transplant Agreement.

IV. COMMERCIALIZATION AND MANUFACTURING

4.1 Commercialization By Roche.

(a) Commercialization of Nutley Dac by Roche. The parties intend that Roche will continue to market and sell Nutley Dac for Transplant Induction in the Roche Territory for the duration of the Commercialization Term, under the Trademarks. In particular, and without limitation, during the Commercialization Term and in the Roche Territory, Roche shall be

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15.	CONFIDENTIAL TREATMENT

responsible, at its sole cost and as permitted by applicable law, for (i) the marketing, promotion, and detailing of Nutley Dac for use in Transplant Induction; (ii) accepting and filling orders for Nutley Dac received by it or its Affiliates, including the distribution of Nutley Dac to fill such orders; (iii) booking all sales of Nutley Dac attributable to such orders; and (iv) any other activities reasonably related to Nutley Dac that are permitted under the license granted in Section 2.5(a) (the “Roche Commercialization Activities”). As provided in Article VII, Roche shall pay royalties to PDL on Roche Net Sales. Roche may, in its sole discretion, discontinue marketing Nutley Dac at any time.

(b) Commercialization of Excluded Products by Roche. Roche, its Affiliates, or sublicensees shall be solely responsible for, at its or their sole cost and as permitted by law, all aspects of the commercialization of Excluded Products in the Roche Territory, including but not limited to the booking of all sales of Excluded Products in the Roche Territory. Roche shall use commercially diligent efforts to develop and commercialize such Excluded Products. Following receipt of regulatory approval, Roche shall use Reasonable Diligence in proceeding with the marketing, promotion and sale of Excluded Products in the Roche Territory. If Roche fails to exercise such diligence, PDL may terminate the license granted to Roche under Section 2.5(b), but shall not be obligated to do so. As provided in Article VII, Roche shall pay royalties to PDL on Roche Net Sales of Excluded Products.

4.2 Commercialization by PDL. PDL, its Affiliates, or sublicensees shall have the right, but not the obligation, to pursue, at its or their sole cost and as permitted by law, all aspects of the commercialization of Daclizumab (other than Nutley Dac) for all indications and for all Other Licensed Products. In no event shall PDL owe under this Second Amended and Restated Worldwide Agreement any royalties or any other compensation to Roche on sales of Daclizumab in the Territory, whether by PDL, its Affiliates, or their sublicensees.

4.3 Commercialization in the PDL Sole Territory. PDL, its Affiliates, or sublicensees shall have the right, but not the obligation, to pursue, at its or their sole cost and as permitted by law, all aspects of the commercialization of Licensed Products in the PDL Sole Territory, including but not limited to the booking of all sales of Licensed Products in the PDL Sole Territory.

4.4 Pricing and Marketing Strategy.

(a) As between the parties, PDL has the sole right to determine the price for Daclizumab or any Other Licensed Product that it sells and distributes. As between the parties, Roche has the sole right to determine the price for any Excluded Product that it sells and distributes, and the sole right during the Commercialization Term to determine the price for Nutley Dac that it sells and distributes, subject to Sections 4.4(b)-(d).

16.	CONFIDENTIAL TREATMENT

(b) The parties desire to contribute their respective product and marketing expertise to best position Nutley Dac competitively. To that end, the parties agree [****] in accordance with this Section 4.4. In order to facilitate these discussions, Roche shall, until the end of the Commercialization Term, provide PDL with [****] and shall give due consideration to any recommendations or opinions offered by PDL regarding [****] whether directly or through the POC.

(c) In addition, if Roche desires to implement a significant change in the existing marketing strategy (as defined in Section 4.4(c)(iii)) for Nutley Dac in the U.S. Territory, then the following procedures shall apply:

(i) Roche shall notify PDL immediately in writing and the parties shall meet in person within a reasonable time period following notification to discuss the proposed changes. Roche shall give due consideration to any recommendations or opinions offered by PDL regarding the impact of the proposed changes. The parties shall have a period of up to [****] to further confer, but Roche shall have the right to effect such proposed change unless PDL notifies Roche in writing, supported by a rationale for such change, of its request for further consideration pursuant to subparagraph (ii) below.

(ii) If PDL notifies Roche in writing that it wishes further consideration of its views, then the parties shall refer the matter for discussion by a specially constituted subcommittee of the Transplant JDC consisting of [****] from each of PDL and Roche with experience in sales and marketing in the Transplant Indications (the “JDC Special Committee”). The JDC Special Committee shall prepare an analysis of the impact on the Licensed Product of the proposed significant change in the existing marketing strategy for Nutley Dac. The JDC Special Committee shall have access to information and personnel from both parties reasonably required to prepare its analysis and assessment for review by the full Transplant JDC. The analysis shall be prepared as soon as practically feasible, in no event later than [****] of the date of notification from Roche hereunder. The full Transplant JDC shall consider such analysis and assessment and agree upon a recommendation to the JSC within a reasonable period of time after receipt of such analysis and assessment. Thereafter, the JSC shall review and consider the recommendation of the Transplant JDC. If the JSC is unable to agree on the proposed significant change in the existing marketing strategy, then the matter shall be submitted for discussion and resolution by [****] ([****] The JSC shall within [****] prepare an executive summary for submission to the Officers. The Officers shall then, within a reasonable period of time, meet to resolve the matter. If the Officers are unable to agree on appropriate resolution within [****] thereafter, then [****] shall have the sole right to effect the proposed significant change in the existing marketing strategy for Nutley Dac.

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17.	CONFIDENTIAL TREATMENT

(iii) The term “significant change in the existing marketing strategy” in this Section 4.4(c) shall mean proposals to: change the wholesale acquisition cost for the U.S. Territory by more than [****], other than in response to a pricing move by a directly competitive product or in response to parallel importation or other governmental action; use a new trademark for Nutley Dac other than Zenapax; or change in marketing targeting a new indication or use outside of the Transplant Indications.

(d) In the event that [****], the parties will promptly seek [****] and, [****], to [****]e. The parties shall [****] with such procedures until (i) [****] or (ii) [****].

4.5 Manufacturing.

(a) Clinical Manufacturing.

(i) Supply. On January 1, 2005, and any time thereafter, PDL shall have the sole responsibility for the manufacture of all Daclizumab and placebo required by PDL for the development of Daclizumab for AI.

(b) Commercial Manufacturing. PDL shall be solely responsible for the manufacturing of all Daclizumab, except that Roche shall be solely responsible for the manufacturing of all Nutley Dac, necessary to satisfy the commercial requirements of itself, its Affiliates and its sublicensees.

V. EFFECT OF END OF COMMERCIALIZATION TERM

5.1 General. The parties intend that, subject to the terms and conditions of this Second Amended and Restated Worldwide Agreement, the commercialization of Nutley Dac for Transplant Induction in the Roche Territory will continue to be an exclusive Roche responsibility unless and until Roche decides to cease commercialization of Nutley Dac for Transplant Induction and thereby causes the Commercialization Term to end.

5.2 Effect on Nutley Dac Rights. Effective immediately upon the expiration of the Commercialization Term:

(a) the license granted to Roche under Section 2.5(a) shall terminate, all such rights shall revert to PDL, and Roche shall no longer book sales of Nutley Dac for any indication or under any Trademark;

(b) PDL shall have the right to purchase all or any portion of Roche’s then existing inventory of bulk and/or finished Nutley Dac, and Roche agrees to so sell such bulk and/or finished Nutley Dac, at a price equal to [****] for same, as necessary to meet commercial requirements; and

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(c) PDL may thereafter commence booking all sales of Nutley Dac in the Roche Territory purchased under (b) above, whether sold under a Trademark or the AI Trademark or any other trademark.

5.3 No Effect on Excluded Field and Excluded Products. The end of the Commercialization Term shall have no effect on Roche’s rights in and to the Excluded Field and the Excluded Product, or on the license granted to Roche under Section 2.5(b), except as provided in Section 13.3.

5.4 No Assumption of Liabilities. PDL shall assume no liabilities of Roche or its Affiliates as a result of any procedures or events set forth in this Article 5, including (a) tax liabilities; (b) any liabilities relating to accounts payable, indebtedness, accrued liabilities or legal services, accounting services, financial advisory services or investment banking services or other professional services; (c) any wages, salaries or benefits or any other liabilities relating to the employment of any current or former employee; (d) any rent, wages or other obligations of any kind payable by Roche; (e) any environmental liabilities; and (f) any liabilities with respect to Third Party contracts not expressly assumed by PDL hereunder. Roche shall remain responsible for all liabilities associated with its sale, prior to the end of the Commercialization Term, of Daclizumab, and its manufacture of Daclizumab, including without limitation uncollected amounts, returns, recalls, and third party royalties (subject to Section 7.3) associated with such sales.

VI. PRODUCT OPERATING COMMITTEE

6.1 Dissolution of Committees under 1999 Agreements. Effective as of the Effective Date, the Joint Development Committee and the Joint Commercialization Committee, as authorized under the 1999 Agreements, shall be dissolved.

6.2 Product Operating Committee.

(a) As of the Amendment Effective Date, the POC shall cease to be an independent body and shall be reconstituted as a subcommittee of the Transplant JDC. The POC shall remain a subcommittee of the Transplant JDC, unless and until the Asthma/Transplant Agreement is terminated with respect to the Transplant Field (as defined therein), at which point the POC shall once again become an independent body.

(b) The POC shall be composed of [****] representatives of each party who shall be appointed (and may be replaced at any time, subject to the terms of this Section 6.2(b)) by such party with the prior written consent of the other party in accordance with this Second Amended and Restated Worldwide Agreement. Each POC representative shall have suitable experience and expertise in the development and commercialization of biopharmaceutical drugs. Each party shall each have the right to replace its representatives from time to time, provided that such party obtains the written consent of the other party on such replacement in advance thereof.

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19.	CONFIDENTIAL TREATMENT

(c) The POC shall meet not less than [****], on such dates and at such times as agreed to by PDL and Roche, alternating between Fremont, California and Nutley, New Jersey or such other locations as the POC determines. On the determination of the POC, any such meetings may be conducted by teleconference or videoconference. Other representatives of the parties and their invitees may also attend the POC meetings.

(d) The POC shall be responsible for (i) exchanging information regarding the activities conducted by the parties, their sublicensees or their respective Affiliates under this Second Amended and Restated Worldwide Agreement, including without limitation, [****] of [****] with respect to [****], (ii) making recommendations to the parties regarding the [****] for [****] for the [****], (iii) discussing the [****] and the potential for a [****] to accomplish this goal, and (iv) such other activities as mutually agreed by Roche and PDL, [****]. The POC shall have no authority to determine pricing of Daclizumab by either party in its respective indications nor shall the POC have any authority to make any decisions regarding Daclizumab that shall take effect or continue to remain in effect, after the end of the Commercialization Term.

(e) In general, the POC is not intended to be a decision-making body with respect to either party’s efforts to develop or commercialize Daclizumab. However, all required decision making with respect to matters before the POC shall be effected [****]. Each party’s representatives shall have [****]. In the event such representatives of each party are unable to agree:

(i) During any time period in which the POC is a subcommittee of the Transplant JDC, such dispute shall be referred to the Transplant JDC for resolution in good faith. If the Transplant JDC is unable to resolve such dispute, it will be handled in accordance with the dispute resolution procedures described in Sections 3.17(b) and 3.5(b) of the Asthma/Transplant Agreement, subject to Section 6.2(e)(ii); or

(ii) At any other time, such dispute shall be referred to the [****] (the “[****]”) for resolution in good faith for a period of [****].

(iii) In the event the [****] are unable to resolve a dispute in the time frame set forth in Section 3.5(b) of the Asthma/Transplant Agreement or Section 6.2(e)(ii) (as applicable), [****] shall have the final say on all such disputes related to [****], except for disputes the resolution of which would take effect or continue to remain in effect, after [****]; and [****] shall have the final say on all other such disputes, including but not limited to those disputes related to d[****].

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6.3 Dissolution of POC. The POC shall hold one final meeting after the end of the Commercialization Term and shall dissolve after such meeting.

VII. COMPENSATION

7.1 Payment to Roche. In consideration for the rights and licenses granted by Roche under this Second Amended and Restated Worldwide Agreement, PDL paid to Roche a non-refundable, non-creditable fee in the sum of Eighty Million U.S. Dollars (US$80,000,000), which was due and payable no later than [****] after the Effective Date.

7.2 Royalties.

(a) Royalties to PDL on Nutley Dac Sales.

(i) Roche shall pay PDL royalties on the sales of Nutley Dac prior to November 1, 2005 in accordance with the terms of this Agreement that were in effect prior to the Amendment Effective Date. The parties shall share Third Party License expenses arising from such sales in accordance with the provisions of this Agreement that were in effect prior to the Amendment Effective Date.

(ii) Commencing with sales of Nutley Dac on November 1, 2005 and continuing until the end of the Commercialization Term, Roche shall pay PDL royalties on Roche Net Sales at an incremental royalty rate determined by the annual (or annualized in the case of partial years) Roche Net Sales as follows:

Annual Roche Net Sales (US$)	Royalty Rate
Up to and including [****]	[****]

Amount in excess of [****]	[****]

No adjustment will be made to the royalty rates specified in this Section 7.2(a)(ii) regardless of whether the manufacture, use, sale or importation of Daclizumab by Roche or its Affiliates in a particular country is covered by a Valid Claim of a PDL Patent.

For example, if Roche Net Sales for a given year is fifty million dollars [****], then Roche shall pay royalties on such sales equal to [****].

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(b) Royalties to PDL on Excluded Product Sales.

(i) Royalty Rate. Roche shall pay PDL royalties on Roche Net Sales of Excluded Products at a royalty rate determined by annual Roche Net Sales of Excluded Products as follows, as measured on a calendar year basis:

Annual Roche Net Sales of Excluded Products (US$)	Royalty Rate
Up to and including [****]	[****]

Amount in excess of [****]	[****]

(ii) Term of Royalty Obligations. Roche’s obligation to pay royalties to PDL under Section 7.2(b)(i) with respect to any Excluded Product shall expire, on a country-by-country basis, on the later of (A) the last date on which the manufacture, use, sale, or importation in such country in the Roche Territory, by Roche, its Affiliates, or sublicensees (other than PDL, its Affiliates, and sublicensees) of such Excluded Product is covered under a Valid Claim of a PDL Patent (which determination, if not otherwise covered by a Valid Claim in the country of use, sale, or importation shall be based on whether or not covered by a Valid Claim in the country of manufacture), or (B) the [****] of the first commercial sale by Roche, its Affiliates, or sublicensees (other than PDL, its Affiliates, or sublicensees) of such Excluded Product in such country.

7.3 Offset for Third Party Licenses.

(a) Appendix B sets forth the allocation between the parties of the costs associated with each Third Party License. Such costs include post-Amendment Effective Date license fees and any other post-Amendment Effective Date fixed costs associated with the Third Party License as well as any royalties incurred with respect to sales after the Amendment Effective Date.

(b) If after the Amendment Effective Date, either party obtains an additional license from a Third Party in order to manufacture, use, import, offer for sale or sell Daclizumab, the other party [****]. This Section 7.3(b) shall not apply to the license agreement [****]. Upon signing such agreement will be a Third Party License, [****] will automatically have a sublicense under such agreement pursuant to Section 2.2, and the parties will allocate the costs associated with such agreement as specified in Appendix B.

(c) After the Amendment Effective Date, in each case where a party is responsible in accordance with this Section 7.3 for any amounts owed under a Third Party License to which the other party is the contracting party, such responsible party shall, within [****] of the end of each quarter, pay such amount to such contracting party. In addition, each party shall

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submit to the other party, within [****] after the end of each quarter, a written report setting forth the information set forth in Section 8.1(a) as well as any additional information needed to calculate the amounts owed under any Third Party License. For clarity, Roche may include information required by this Section 7.3(c) and by Section 8.1(a) in a single report, provided such report is delivered to PDL within [****] of the end of each quarter. The information contained in each report under this Section 7.3(c) shall be considered confidential to the reporting party and the other party agrees not to disclose such information to any Third Party, other than its Affiliates and sublicensees or except as may be required by law, rule, regulation, or Third Party License.

(d) With respect to each payment timely received by a party pursuant to Section 7.3(c), such party shall timely pay such amount to the third party with which such party entered in into the relevant Third Party License. With respect to each report timely received by a party pursuant to Section 7.3(c), such party shall timely submit, to the third party with which such party entered in into the relevant Third Party License, either such report or a report that contains the relevant information contained in such report.

(e) Following the end of the Commercialization Term: (i) except as set forth in Section 7.3(d), Roche shall not have any further obligation pursuant to this Section 7.3 to share the costs of, or pay directly, any royalties pursuant to any Third Party Licenses on account of sales of Daclizumab by PDL or its Affiliates or sublicensees, and (ii) PDL shall thereafter have sole responsibility for paying such royalties, whether directly (if PDL is the party to the relevant Third Party License) or via Roche (if Roche is the party to the relevant Third Party License). The end of the Commercialization Term shall not have any effect on Roche’s obligations to make Third Party License-related payments arising from sale or development of Excluded Products.

7.4 Royalties on Termination. If this Second Amended and Restated Worldwide Agreement is terminated pursuant to Sections 13.2, 13.3 or 13.4, then Roche shall continue to pay PDL any royalties earned pursuant to this Article VII prior to the date of termination.

7.5 Sublicenses. Any Roche Net Sales or Roche Net Sales of Excluded Products by a Roche sublicensee shall be treated as Roche Net Sales or Roche Net Sales of Excluded Products of Roche, as the case may be, for the purposes of payments under Article VII. If Roche, in accordance with Section 2.5(a) or (b), shall grant any sublicenses under this Second Amended and Restated Worldwide Agreement, then Roche shall obtain the written commitment of such sublicensees to abide by all applicable terms and conditions of this Second Amended and Restated Worldwide Agreement and Roche shall remain responsible to PDL for the performance by such sublicensee of any and all terms. All such sublicenses to any Excluded Products shall provide that such license terminates on any termination of the license granted pursuant to Section 2.5(b). Any sublicense granted under the license in Section 2.5(a) shall expire as set forth in that Section 2.5(a).

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23.	CONFIDENTIAL TREATMENT

VIII. PAYMENTS, REPORTS, AND ACCOUNTING

8.1 Roche Quarterly Royalty Payments and Reports.

(a) Beginning with the report for the last calendar quarter of 2003 and for each calendar quarter thereafter, Roche agrees to make payments and written reports to PDL within [****] after the end of each calendar quarter covering all sales of the Roche Products in the Roche Territory by Roche, its Affiliates or sublicensees (except PDL, its Affiliates and sublicensees) for which invoices were sent during such calendar quarter, each such written report stating for the period in question:

(i) for Roche Products disposed of by sale, the quantity and description of Roche Products and the calculation of Roche Net Sales or Roche Net Sales of Excluded Products,

(ii) for Roche Products disposed of other than by sale, the quantity, description, and nature of the disposition, and

(iii) the calculation of the amount due to PDL for such quarter pursuant to Article VII.

(b) The information contained in each report under Section 8.1(a) shall be considered confidential and PDL agrees not to disclose such information to any Third Party, other than its Affiliates and sublicensees or except as may be required by law, rule, regulation, or Third Party License. Concurrent with the making of each quarterly report, Roche shall include payment due PDL hereunder for the calendar quarter covered by such report.

(c) It is understood that only one royalty payment under Article VII shall be payable on a given unit of Roche Product disposed of under this Second Amended and Restated Worldwide Agreement. In the case of transfers or sales of any Roche Product between Roche and an Affiliate or sublicensee of Roche, only one royalty payment under Article VII shall be due, and such royalty shall be payable with respect to, the sale of such Roche Product to (i) an independent Third Party not an Affiliate of the seller or (ii) if the end user is an Affiliate of the seller, then such end user.

8.2 Termination Report. Roche agrees to make a written report to PDL within [****] [****] after the date on which Roche, or its Affiliates or sublicensees last sell Nutley Dac, stating in each such report the same information called for in each quarterly report by Section 8.1(a) for all Nutley Dac made, sold or otherwise disposed of and which was not previously reported to PDL. Roche further agrees to make a written report to PDL within [****] after the date on which Roche, or its Affiliates or sublicensees last sell all Excluded

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24.	CONFIDENTIAL TREATMENT

Products, stating in each such report the same information called for in each quarterly report by Section 8.1(a) for all Excluded Product made, sold or otherwise disposed of and which was not previously reported to PDL.

8.3 Accounting. Each party (the “Royalty Paying Party”) agrees to keep full, clear and accurate records for a period of at least [****], setting forth the manufacturing, sales and other disposition of Daclizumab, Roche Products (as the case may be), and Combination Products sold or otherwise disposed of under the license herein granted in sufficient detail to enable royalties and compensation payable to the other party (the “Royalty Receiving Party”) hereunder to be determined. Each Royalty Paying Party further agrees to permit its books and records to be examined by an independent accounting firm selected by the Royalty Receiving Party to verify reports provided for in this Article VIII. Unless the Royalty Receiving Party obtains the prior written consent of the Royalty Paying Party, such accounting firms must be selected from among the four largest U.S. accounting firms. Such audit shall not be performed more frequently that [****] per calendar year nor more frequently than [****] with respect to records covering any specific period of time. Such examination is to be made at the expense of the Royalty Receiving Party, except in the event that the results of the audit reveal a discrepancy in favor of the Royalty Paying Party of [****] or more over the period being audited, in which case reasonable audit fees for such examination shall be paid by the Royalty Paying Party.

8.4 Methods of Payments. All payments due to either PDL or Roche under this Second Amended and Restated Worldwide Agreement shall be paid in United States dollars by wire transfer to a bank in the United States designated in writing by the party to which the payment is due.

8.5 Taxes. If provision is made in law or regulation of any country of the Roche Territory or the Territory (as applicable) for withholding of taxes of any type, levies or other charges with respect to the any amounts payable hereunder to a party, the other party (“Withholding Party”) shall promptly pay such tax, levy or charge for and on behalf of the party to the proper governmental authority, and shall promptly furnish the party with receipt of such payment. The Withholding Party shall have the right to deduct any such tax, levy or charge actually paid from payment due the party or be promptly reimbursed by the party if no further payments are due the party. Each Withholding Party agrees to assist the other party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

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IX. CELL LINES

9.1 Cell Lines.

(a) Ownership of any cell lines developed under Article VI of the 1989 Agreements or delivered to Roche under Milestone #1 of Section 3.1 of the 1989 Agreements, together with their progeny and derivatives, shall remain vested at all times in PDL.

(b) Roche may use the cell lines delivered to it under the 1989 Agreements, or their progeny or derivatives or the plasmids contained therein (the “Cell Line Derivatives”) solely to perform the Roche Commercialization Activities. Furthermore, the Cell Line Derivatives may be used by Roche solely in connection with the genes encoding antibodies developed or provided by PDL.

(c) PDL MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY CELL LINES DELIVERED UNDER THE 1989 AGREEMENTS OR CELL LINE DERIVATIVES USED HEREUNDER, INCLUDING WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. FOR CLARITY, PDL MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND THAT THE USE OF THE CELL LINES DELIVERED TO ROCHE OR THE CELL LINE DERIVATIVES WILL NOT INFRINGE ANY PATENT OR OTHER RIGHTS OF ANY THIRD PARTY.

X. OWNERSHIP OF TECHNOLOGY AND INTELLECTUAL PROPERTY

10.1 PDL Technology. Ownership of the PDL Know-How and PDL Patents shall remain vested at all times in PDL. PDL expressly reserves under this Second Amended and Restated Worldwide Agreement all rights to use the PDL Know-How, PDL’s rights under any Joint Roche-PDL Patents, and PDL Patents (i) to make, have made, use, import, offer to sell and sell anywhere in the world all products within the Field (but excluding Nutley Dac for use in Transplant Induction) and other than any Excluded Product or any other product in the Excluded Field; and (ii) for all uses outside of the Field. Following the end of the Commercialization Term, PDL shall have the right to use such technology for any and all purposes other than products in the Excluded Field, which right shall be exclusive to Roche except as provided in Section 10.2.

10.2 Joint Inventions and Joint Roche-PDL Patents. Subject to Article XI, ownership of Joint Inventions and Joint Roche-PDL Patents shall be vested jointly in PDL and Roche. Both parties shall at all times have the co-exclusive right within the Territory to practice, or to make, have made, use, import, offer for sale or sell any Joint Invention outside the Field under any Joint Roche-PDL Patent, and neither party shall be obligated to account to the other. Until the end of the Commercialization Term, each party shall have the co-exclusive right to practice, and to make, have made, use, import, offer for sale or sell any Joint Invention in the Field under any Joint Roche-PDL Patent, subject to the license grants set forth in Article II. Following the expiration of the Commercialization Term, the following shall occur: (a) PDL shall have the exclusive right to practice, and to make, have made, use, import, offer for sale or sell any Joint Invention in the Field (but not in the Excluded Field) under any Joint Roche-PDL Patent, and (b) Roche shall have the exclusive right to practice, and to make, have made, use, import, offer for sale or sell any Joint Invention solely in the Excluded Field, in each case, without restriction

26.	CONFIDENTIAL TREATMENT

and without any obligation to account to the other party. As used herein, a right to practice any Joint Roche-PDL Patent for a particular purpose shall include the right to grant licenses for such purpose without the consent of the other party. To the extent either party needs the consent of the other party to exploit its co-exclusive or exclusive rights with respect to Joint Roche-PDL Patents, including the right to sublicense or enforce such Joint Roche-PDL Patents, the other party shall cooperate with the party making such a request and promptly supply all needed consents, signatures and the like.

10.3 Roche Technology. PDL hereby acknowledges that, except as expressly provided herein, this Second Amended and Restated Worldwide Agreement does not grant PDL any ownership rights in the Roche Inventions, Roche Patents and Roche Know-How. Roche hereby confirms the rights of PDL to certain license grants to Roche Patents and Roche Know-How as provided in Section 2.2 of this Second Amended and Restated Worldwide Agreement.

10.4 Trademarks.

(a) Until the end of the Commercialization Term and except as otherwise agreed by the parties in writing, Roche shall exclusively own all Trademarks, and the exclusive right to use them in the Roche Territory in connection with the marketing and promotion of Nutley Dac for Transplant Induction. Roche shall have no right to use the Trademarks, or any other marks confusingly similar to the Trademarks, in connection with the promotion, sale or marketing of any other product, including any Excluded Product.

(b) PDL shall have the right to select any and all AI Trademarks; provided such AI Trademarks are not confusingly similar to the Trademarks (unless otherwise agreed), and PDL shall retain ownership of the AI Trademarks and the exclusive right to use them in connection with the promotion, marketing and sale of Daclizumab.

(c) Each party shall be responsible for selection, prosecution, maintenance and enforcement of its own trademarks, and shall indemnify and defend the other from any Third Party claims arising from the indemnifying party’s use of such marks.

XI. PATENT PROSECUTION

11.1 Sole PDL Patents and Roche Owned Patents.

(a) PDL agrees to prosecute and reasonably maintain all of the patents and applications included within the Sole PDL Patents, to the extent it has the rights to do so, and Roche agrees to prosecute and reasonably maintain the Roche Owned Patents, to the extent it has the rights to do so from any co-owner of such Roche Owned Patents. The parties agree and acknowledge that the Roche Owned Patents listed on Schedule 2.8(a) are co-owned by Roche and a Third Party, and are governed by the [****] (the “Joint Patent Agreement”) which provides,

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among other things, that Roche undertake certain obligations in order to continue to maintain [****] in the Roche Owned Patent. Promptly after the Effective Date, to the extent that Roche is permitted to do so, Roche shall provide to PDL a copy of the Joint Patent Agreement, and the Roche Owned Patent for PDL’s review such that PDL may determine whether and to what extent, it intends that such Joint Patent Agreement and Roche Owned Patent be assigned to PDL either upon the expiration of the Commercialization Term or at some mutually agreed earlier date.

(b) The party responsible for such patent (“Responsible Party”) shall bear all costs and expenses for such prosecution and maintenance. On the reasonable request of the Responsible Party, the other party shall cooperate, in all reasonable ways, in connection with the prosecution of all patent applications included within the Sole PDL Patents or Roche Owned Patents, as the case may be. Should the Responsible Party decide that it is no longer interested in maintaining or prosecuting a Sole PDL Patent or Roche Owned Patent, as the case may be, it shall promptly advise the other party thereof and, at the request of such other party, PDL and Roche shall negotiate in good faith to determine an appropriate course of action in the interests of both parties; provided, however, that Roche shall not have any rights to prosecute any Sole PDL Patent in any country in which Roche is not marketing Nutley Dac. If any Sole PDL Patents are assigned to Roche, Roche will thereafter prosecute and reasonably maintain such Sole PDL Patents at Roche’s own cost to the extent that Roche desires to do so, provided that to the extent such Sole PDL Patent contains claims outside the Excluded Field, PDL and its Affiliates shall have a worldwide immunity from suit thereunder. If Roche’s interest in any Roche Owned Patents is assigned to PDL, PDL will thereafter prosecute and reasonably maintain such Roche Owned Patent at PDL’s own cost to the extent that PDL desires to do so, provided that to the extent such Roche Owned Patent contains claims outside the Field, Roche and its Affiliates shall have a worldwide immunity from suit thereunder. In the event Roche’s interest in the Roche Owned Patents is assigned to PDL pursuant to Section 5.2(e), Roche shall have no further rights with respect thereto under this Section 11.1 except those set forth in the penultimate sentence of this Section 11.1.

11.2 Joint Inventions.

(a) [****] will have the first right of election to file priority patent applications for Joint Inventions in any country in the world. If [****] declines to file such applications then [****] may do so.

(b) The party not performing the priority patent filings for Joint Inventions pursuant to this Section 11.2 undertakes without cost to the filing party to obtain all necessary assignment documents for the filing party, to render all signatures that shall be necessary for such patent filings and to assist the filing party in all other reasonable ways that are necessary for the issuance of the patents involved as well as for the maintenance and prosecution of such patents. The party not performing the patent filings shall on request be authorized by the other party to have access to the files concerning such patents in any patent offices in the world.

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(c) The party performing the priority patent filings for Joint Inventions pursuant to this Section 11.2 undertakes to perform, at its cost and expense, the corresponding convention filings from case to case, after having discussed the countries for foreign filings with the other party.

(d) Should the Responsible Party decide that it is no longer interested in maintaining or prosecuting a Joint Roche-PDL Patent, it shall promptly advise the other party thereof. On the written request of such other party, such Joint Roche-PDL Patent shall be assigned to the other party at no cost to the assignee. If any such patents or patent applications are assigned to Roche, they shall then be deemed to be a Sole Roche Patent and, to the extent such Joint Roche-PDL Patent contains claims outside the Excluded Field, PDL and its Affiliates shall have a worldwide immunity from suit thereunder. If any such patents or patent applications are assigned to PDL, they shall then be deemed to be a Sole PDL Patent and, to the extent such Joint Roche-PDL Patents contain claims outside the Field, Roche and its Affiliates shall have a worldwide immunity from suit thereunder.

11.3 Inventions Outside the Field. Inventions and other intellectual property made by either party outside the Field shall be excluded from the provisions of this Second Amended and Restated Worldwide Agreement and shall belong solely to the party having made the invention or other intellectual property.

11.4 Reimbursement for Costs of Patent Applications.

(a) No Reimbursement. [****] shall be responsible for all ex parte out-of-pocket expenses incurred by [****] after the Effective Date in connection with the prosecution and maintenance in the Territory of patent applications and patents included within the [****] Patents or Joint Roche-PDL Patents for which [****] makes filings pursuant to Article XI of this Second Amended and Restated Worldwide Agreement.

(b) [****] Control. [****] shall have full control over the strategy and decisions with respect to its filing of any patent applications and patents in the Territory. [****] agrees to cooperate with and reasonably assist [****] in the preparation of any patent applications and the maintenance of any patents.

11.5 No Reimbursement for [****]’s Costs of Patent Applications. [****] shall be responsible for all ex parte out-of-pocket expenses incurred by [****] after the Effective Date in connection with the prosecution and maintenance in the Territory of patent applications and patents included within the [****] Owned Patents or Joint Roche-PDL Patents for which [****] makes filings pursuant to this Article XI of this Second Amended and Restated Worldwide Agreement.

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XII. ENFORCEMENT AND DEFENSE OF PATENTS

12.1 Sole Patents.

(a) Except for enforcement or revocation actions involving Sole PDL Patents or Roche Owned Patents outside the Field, in the event of any action against a Third Party for infringement of any claim in any issued patent within the Sole PDL Patents or Roche Owned Patents, as the case may be, or the institution by a Third Party of any proceedings for the revocation of any such claim, each party will notify the other promptly and, following such notification, the parties shall confer. [****] shall have the right, but not the obligation, to prosecute such actions or to defend such proceedings involving the [****] at its own expense, in its own name and entirely under its own direction and control. [****] shall have the right, but not the obligation, to prosecute such actions or to defend such proceedings involving the [****] at its own expense, in its own name and entirely under its own direction and control.

(b) If a party with the first right hereunder elects not to prosecute any action for infringement or to defend any proceeding for revocation of any claims in any issued patent within the Sole PDL Patents (other than those Sole PDL Patents for which PDL [****]) or Roche Owned Patents (other than those Roche Owned Patents [****]), as the case may be, within [****] of being requested by the other party to do so, the other party may prosecute such action or defend such proceeding at its own expense, in its own name and entirely under its own direction and control.

(c) In any event, the party bringing an action (“Acting Party”) pursuant to this Section 12.1 shall solicit, and seriously consider in good faith the non-acting party’s input with respect to all material aspects of such action, including without limitation, the development of the litigation strategy and the execution thereof. In furtherance and not in limitation of the foregoing, the Acting Party shall keep the other party promptly and fully informed of the status of any such action, and the non-acting party shall have the right to review and comment on the Acting Party’s activities related thereto.

(d) Each party will reasonably assist the Acting Party in any such action or proceeding being prosecuted or defended by the Acting Party, if so requested by the Acting Party or required by law. Without limiting the generality of the foregoing, the non-acting party agrees to join such action or proceeding if required by law to maintain such action or proceeding. The Acting Party will pay or reimburse the assisting party for all costs, expenses and liabilities that the assisting party may incur or suffer in affording assistance to such actions or proceedings. No settlement of any such action or defense that restricts the scope or affects the enforceability of PDL Know-How or Sole PDL Patents may be entered into by either PDL (if it would affect Roche’s rights under this Second Amended and Restated Worldwide Agreement) or Roche without the prior consent of the other party hereto, [****]. No settlement of any such action or

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defense that restricts the scope or affects the enforceability of Roche Know-How or Roche Owned Patents may be entered into by either PDL or Roche without the prior consent of the other party hereto (if it would affect the other party’s rights under this Second Amended and Restated Worldwide Agreement), [****].

(e) If either party elects to prosecute an action for infringement or to defend any proceedings for revocation of any claims pursuant to this Section 12.1 and subsequently ceases to continue or withdraws from such action or defense, it shall forthwith so notify the other party in writing and the other party may substitute itself for the withdrawing party and the parties’ respective rights and obligations under this Section 12.1 shall be reversed.

(f) As of the Amendment Effective Date, Roche’s right to prosecute an action under the Sole PDL Patents pursuant to Section 12.1(b) and any restrictions, obligations, or conditions on PDL’s prosecution of actions under the Sole PDL Patents set forth in Section 12.1(c), (d), or (e) shall apply only with respect to [****].

12.2 Joint Roche-PDL Patents. In the event of any action against a Third Party for infringement of any claim in any issued patent within the Joint Roche-PDL Patents, or the institution by a Third Party of any proceedings for the revocation of any such claim, each party will notify the other promptly and, following such notification, the parties shall confer to determine whether either or both parties shall control the prosecution or defense of such action or proceeding and who shall bear the costs thereof. If both parties wish to control the prosecution or defense of such action or proceeding and the parties are unable to reach agreement within [****] of the notification referred to above, then (a) with respect to alleged infringement in the [****], [****] shall have the exclusive right to bring such action or defend such proceeding at its own expense, in its own name and entirely under its own direction, (b) with respect to alleged infringement in the [****], [****] shall have the exclusive right to bring such action or defend such proceeding at its own expense, in its own name and entirely under its own direction; and (c) with respect to alleged infringement [****], [****] shall have the right to bring such action or defend such proceeding at its own expense, in its own name and entirely under its own direction and control; provided, however, that if both parties elect to prosecute or defend, each party shall bear its own expenses but both parties shall have equal control over such prosecution or defense. No settlement of any action or defense that restricts the scope or affects the enforceability of Joint Roche-PDL Patents may be entered into by either PDL or Roche without the prior consent of the other party hereto, which consent shall not be unreasonably withheld. In any event, the Acting Party pursuant to this Section 12.2 shall solicit, and seriously consider in good faith the other party’s input with respect to all material aspects of such action, including without limitation, the development of the litigation strategy and the execution thereof. In furtherance and not in limitation of the foregoing, the Acting Party shall keep the other party promptly and fully informed of the status of any such action, and the other party shall have the right to review and comment on the Acting Party’s activities related thereto.

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12.3 Distribution of Proceeds. In the event either party exercises the rights conferred in Section 12.1 or 12.2 hereof, and recovers any damages or other sums in such action, suit or proceeding or in settlement thereof, such damages or other sums recovered shall first be applied to reimburse the parties for all costs and expenses incurred in connection therewith, including reasonable attorneys’ fees necessarily involved in the prosecution and/or defense of any suit or proceeding and, if after such reimbursement any funds shall remain from such damages or other sums recovered, said remaining recovery shall belong to [****]; provided, however, that any remaining recovery by the party exercising its rights for a Joint Roche-PDL Patent with respect to alleged infringement outside the Field shall be shared, with [****] of such remaining recovery to Roche and [****] of such remaining recovery to PDL.

12.4 Defense of Infringement Actions.

(a) Roche shall defend at its own cost any infringement suit that may be brought against PDL or Roche on account of the development, manufacture, production, use, importation, offer for sale, or sale of Nutley Dac or Excluded Products by Roche, and shall indemnify and hold PDL harmless against any such patent or other infringement suits, and any claims, losses, damages, liabilities, expenses, including reasonable attorneys’ fees and cost, that may be incurred by PDL therein or in settlement thereof. Any and all settlements that restrict the scope or enforceability of PDL Know-How or PDL Patents must be approved by PDL, in its sole and absolute discretion, before execution by Roche. Any and all settlements that restrict the scope or enforceability of Joint Roche-PDL Patents or Sole Roche Patents (other than those Sole Roche Patents co-owned by a Third Party) must be approved by PDL before execution by Roche, such approval not to be unreasonably withheld. PDL shall not be required to approve any settlement that does not include as a condition thereof the granting to PDL of a full and unconditional release of claims.

(b) PDL shall defend at its own cost any infringement suit that may be brought against Roche or PDL on account of the development, manufacture, production, use, importation, offer for sale, or sale of Licensed Products by PDL, and shall indemnify and hold Roche harmless against any such patent or other infringement suits, and any claims, losses, damages, liabilities, expenses, including reasonable attorneys’ fees and cost, that may be incurred by Roche therein or in settlement thereof. Any and all settlements that restrict the scope or enforceability of Roche Know-How or Roche Patents must be approved by Roche, in its sole and absolute discretion, before execution by PDL. Any and all settlements that restrict the scope or enforceability of Joint Roche-PDL Patents must be approved by Roche before execution by PDL, such approval not to be unreasonably withheld. Roche shall not be required to approve any settlement that does not include as a condition thereof the granting to Roche of a full and unconditional release of claims.

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12.5 Right to Counsel. Each party to this Second Amended and Restated Worldwide Agreement shall always have the right to be represented by counsel of its own selection and its own expense in any suit or other action instituted by the other for infringement, under the terms of this Second Amended and Restated Worldwide Agreement; [****].

XIII. TERM AND TERMINATION

13.1 Term. The Parties’ respective rights and obligations with respect to the time period between the Effective Date and the Second Amendment Effective Date shall be governed by the terms of the Agreement. This Second Amended and Restated Worldwide Agreement shall go into effect on the Amendment Effective Date and, unless earlier terminated pursuant to the terms of this Article XIII, shall remain in effect until the latest of (i) expiration of the last to expire PDL Patents; (ii) expiration of the last to expire Roche Patents; (iii) expiration of PDL’s payment obligations hereunder; or (iv) expiration of Roche’s payment obligations hereunder. All licenses then in effect under any Roche Know-How or PDL Know-How shall survive the expiration of this Second Amended and Restated Worldwide Agreement and shall become fully-paid upon such expiration; provided, however, that any such licenses that were exclusive prior to expiration will convert to non-exclusive licenses upon such expiration.

13.2 Termination by Mutual Agreement. This Second Amended and Restated Worldwide Agreement may be terminated by the written agreement of both parties.

13.3 Termination by PDL on Roche Default. If Roche defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Second Amended and Restated Worldwide Agreement with respect to the rights PDL grants to Roche under Article II of this Second Amended and Restated Worldwide Agreement, including royalties and consideration due from Roche to PDL under Article VII, then PDL may terminate any or all of the rights and licenses granted to Roche under Section 2.5 of this Second Amended and Restated Worldwide Agreement at its option, at which time Roche’s right to promote, distribute and sell Nutley Dac in the Roche Territory shall terminate as though Roche had elected to end the Commercialization Term, with all the same effect as though that were the case. PDL shall have such right to so terminate Roche’s rights under this Section 13.3 only if such default or noncompliance shall not have been remedied, or steps initiated to remedy the same to PDL’s reasonable satisfaction, within [****] after receipt by Roche of a written notice thereof from PDL.

13.4 Voluntary Termination Of License by Roche.

(a) Roche shall have the right to voluntarily terminate its licenses under Section 2.5(a), on six (6) months written notice to PDL. On notice of such voluntary termination, Roche shall notify PDL of the amount of Daclizumab that Roche, its Affiliates, sublicensees and

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distributors then have on hand (“Inventory”). Roche and its Affiliates, sublicensees and distributors shall thereupon be permitted to sell the Inventory, provided that PDL shall have the first option for a period not to exceed [****] to purchase all or part of the Inventory at [****]. If PDL fails to exercise its option to purchase all of the Inventory or for that part of the Inventory with respect to which the option is not exercised, then Roche will be free to sell such Inventory to Third Parties for a period not to exceed [****] from the termination of PDL’s option. In any event, Roche shall pay the royalties or other consideration due, if any, on the sale of such Inventory in the amounts and manner provided for in Articles VII and VIII.

(b) Roche shall have the right at any time during the term of this Second Amended and Restated Worldwide Agreement, to voluntarily terminate its license granted under Section 2.5(b), on [****] written notice to PDL. In the event of such unilateral termination, Roche agrees to negotiate with PDL, on PDL’s request, for the transfer and/or license of any Roche owned or licensed intellectual property or technology relevant to the development and/or commercialization of the Excluded Products, in return for [****].

13.5 Return of Materials. On termination of this Second Amended and Restated Worldwide Agreement in whole by both parties pursuant to Section 13.2, by PDL pursuant to Section 13.3, or by Roche pursuant to Section 13.4, Roche forthwith shall (a) return to PDL all cell lines and their progeny, antibodies and other biological materials provided by PDL under the 1989 Agreements; and (b) subject to Section 13.4, at PDL’s cost, shall deliver to PDL then available supplies of Daclizumab.

13.6 Rights and Obligations on Termination or Expiration. Unless expressly provided to the contrary, the provisions of Sections 2.2 (subject to Section 13.1), 2.7, 3.4, 5.4, 7.3, 7.4, 13.4, 13.5, 13.6, and Articles VIII, X, XI, XII, XIV, XV, and XVII (except for Section 17.1) shall survive the expiration or termination of this Second Amended and Restated Worldwide Agreement and shall expire on their own terms, or if no expiration is expressly indicated therein, shall continue indefinitely.

XIV. CONFIDENTIALITY, DISCLOSURE AND PUBLICATIONS

14.1 Confidentiality.

(a) Generally. During the term of this Second Amended and Restated Worldwide Agreement and for a period of [****] following expiration or termination of this Second Amended and Restated Worldwide Agreement, each party shall maintain in confidence all information and materials including, but not limited to, cell lines, their progeny, and antibodies, disclosed by the other party hereto that such party knows or has reason to know are or contain trade secrets or other proprietary information of the other, including, without limitation, information relating to the PDL Know-How, PDL Patents, Roche Know-How, Roche Patents, Joint Roche-PDL Patents, Joint Inventions and inventions of the other party, and the business

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plans of the other party, including, without limitation, information provided by either party to the other party hereto prior to the Effective Date, and shall not use such trade secrets or proprietary information for any purpose, including, without limitation, for the purpose of developing products in the Field except as permitted by this Second Amended and Restated Worldwide Agreement or disclose the same to anyone other than those of its Affiliates, sublicensees, prospective sublicensees, employees, consultants, agents or subcontractors as are necessary in connection with such party’s activities as contemplated in this Second Amended and Restated Worldwide Agreement. Each party shall be responsible for ensuring compliance with these obligations by such party’s Affiliates, sublicensees, prospective sublicensees, employees, consultants, agents and subcontractors. Each party shall use a similar effort to that which it uses to protect its own [****] trade secrets or proprietary information to ensure that its Affiliates, sublicensees, employees, consultants, agents and subcontractors do not disclose or make any unauthorized use of trade secrets or proprietary information of the other party hereto. Each party shall notify the other promptly on discovery of any unauthorized use or disclosure of the other’s trade secrets or proprietary information.

(b) Additional Roche Obligations. During the Commercialization Term, Roche agrees to maintain in confidence the Roche Know-How related to Daclizumab in a manner consistent with Roche’s maintenance of confidentiality with respect to know-how and trade secrets related to its other products and technologies and consistent with Roche’s past practices with respect to such Roche Know-How.

14.2 Exceptions. The obligation of confidentiality contained in this Second Amended and Restated Worldwide Agreement shall not apply to the extent that (a) either party (the “Recipient”) is required to disclose information by order or regulation of a governmental agency or a court of competent jurisdiction or (b) the Recipient can demonstrate that (i) the disclosed information was at the time of such disclosure by the Recipient already in the public domain other than as a result of actions of the Recipient, its Affiliates, employees, licensees, agents or subcontractors, in violation hereof; (ii) the disclosed information was rightfully known by the Recipient or its Affiliates (as shown by its written records) prior to the date of disclosure to the Recipient in connection with the negotiation, execution or performance of this Second Amended and Restated Worldwide Agreement; or (iii) the disclosed information was received by the Recipient or its Affiliates on an unrestricted basis from a source unrelated to any party to this Second Amended and Restated Worldwide Agreement and not under a duty of confidentiality to the other party, or (c) the Recipient can demonstrate that disclosure to a regulatory authority is required by its product license approval process.

14.3 Publications.

(a) Scientific Publications. Prior to public disclosure or submission for publication of a manuscript describing the results of any scientific activity or collaboration

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between PDL and Roche in the Field, the party disclosing or submitting such a manuscript (“Disclosing Party”) shall send the other party (“Responding Party”) by expedited delivery a copy of the manuscript to be submitted and shall allow the Responding Party a reasonable time period (not to exceed [****] from the date of confirmed receipt) in which to determine whether the manuscript contains subject matter of which patent protection should be sought (prior to publication of such manuscript) for the purpose of protecting an invention, or whether the manuscript contains confidential information belonging to the Responding Party. After the expiration of [****] from the date of confirmed receipt of such manuscript, the Disclosing Party shall be free to submit such manuscript for publication and publish or otherwise disclose to the public such research results. Should the Responding Party believe the subject matter of the manuscript contains confidential information or a patentable invention of substantial commercial value to the Responding Party, then prior to the expiration of [****] from the date of confirmed receipt of such manuscript by the Responding Party, the Responding Party shall notify the Disclosing Party in writing of its determination that such manuscript contains such information or subject matter for which patent protection should be sought. On receipt of such written notice from the Responding Party, the Disclosing Party shall delay public disclosure of such information or submission of the manuscript for an additional period of [****] to permit preparation and filing of a patent application on the disclosed subject matter. The Disclosing Party shall thereafter be free to publish or disclose such information, except that the Disclosing Party may not disclose any confidential information of the Responding Party in violation of Sections 14.1 and 14.2 hereof. Determination of authorship for any paper or patent shall be in accordance with accepted scientific practice. Should any questions on authorship arise, this will be determined by good faith consultation between the respective heads of research for each of the parties.

(b) Clinical Studies. Unless the POC otherwise decides, PDL shall have the sole right to publish or otherwise publicly disclose, with or without the consent of Roche, the results of any scientific, preclinical and clinical data involving Daclizumab conducted by or on behalf of PDL or Roche or their Affiliates.

XV. DISPUTE RESOLUTION

15.1 Arbitration. Except as expressly provided herein, any claim, dispute or controversy arising out of or in connection with or relating to this Second Amended and Restated Worldwide Agreement or the breach or alleged breach thereof shall be submitted by the parties to arbitration by the American Arbitration Association (“AAA”) in [****], under the commercial rules then in effect for that AAA except as provided herein. All proceedings shall be held in English and a transcribed record prepared in English. The parties shall choose, by mutual agreement, [****] within [****] of receipt of notice of the intent to arbitrate. If no arbitrator is appointed within the times herein provided or any extension of time that is mutually agreed on, the AAA shall make such appointment within [****] of such failure. The award

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rendered by the arbitrator shall include costs of arbitration, reasonable attorneys’ fees and reasonable costs for expert and other witnesses, and judgment on such award may be entered in any court having jurisdiction thereof. The parties shall be entitled to discovery as provided in [****], whether or not the [****] is deemed to apply to said arbitration. Nothing in this Second Amended and Restated Worldwide Agreement shall be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as necessary to protect either party’s name, proprietary information, trade secrets, know-how or any other proprietary right. If the issues in dispute involve scientific or technical matters, any arbitrator chosen hereunder shall have educational training and/or experience sufficient to demonstrate a reasonable level of knowledge in the field of biotechnology. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

XVI. FORCE MAJEURE

16.1 No Control. If either party shall be delayed, interrupted in or prevented from the performance of any obligation hereunder by reason of force majeure including an act of God, fire, flood, earthquake, war (declared or undeclared), public disaster, act of terrorism, strike or labor differences, governmental enactment, rule or regulation, or any other cause beyond such party’s control, such party shall not be liable to the other therefor; and the time for performance of such obligation shall be extended for a period equal to the duration of the force majeure which occasioned the delay, interruption or prevention. The party invoking such force majeure rights of this Section 16.1 must notify the other party by courier or overnight dispatch (e.g., Federal Express) within a period of fifteen (15) days of both the first and last day of the force majeure unless the force majeure renders such notification impossible in which case notification will be made as soon as possible. If the delay resulting from the force majeure exceeds six (6) months, both parties shall consult together to find an appropriate solution.

XVII. MISCELLANEOUS

17.1 Representations. Each party represents and warrants to the other party hereto that, except as may otherwise be disclosed in writing to such party:

(a) each party has the full right and authority to enter into this Second Amended and Restated Worldwide Agreement; and

(b) to the best knowledge of the party after reasonable investigation, no Third Party has any right, title or interest in the PDL Patents or PDL Know-How, Roche Know-How or Roche Patents, as the case may be, or in the Joint PDL-Roche Patents, as the result of such Third Party’s former employment of any employee of that party.

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

37.	CONFIDENTIAL TREATMENT

17.2 Assignment. Either party may assign this Second Amended and Restated Worldwide Agreement and the licenses herein granted (a) to any Affiliate of such party without the consent of the other party, provided that such party remains fully liable for the performance of such party’s obligations hereunder by such Affiliate, or (b) to any Third Party, on the prior written consent of the other party, not to be unreasonably withheld; and (c) without the consent of the other party, to any Third Party purchaser of all or substantially all of the business unit to which this Second Amended and Restated Worldwide Agreement relates, which in the case of PDL, shall mean the Daclizumab business, and in the case of Roche, shall mean Roche’s therapeutic antibody business or transplant therapeutic business. The parties agree that it would be reasonable for a party to withhold consent to the other party’s proposed assignment of this Second Amended and Restated Worldwide Agreement to an entity, that is, as of the time of such proposed assignment, [****] (in at least [****] with [****]), or [****] in [****] any [****] for [****]in any [****]. This Second Amended and Restated Worldwide Agreement shall be binding on and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

17.3 Entire Agreement. This Second Amended and Restated Worldwide Agreement, the Reversion Agreement between F. Roche and PDL dated March 4, 2002 (“Japan Reversion Agreement”), the Pharmacovigilance Agreement, and the Joint Defense Agreement dated June 20, 2000, constitute the entire agreement between the parties hereto with respect to the subject matter herein and, effective on the Effective Date, supersede all previous agreements (including the Agreement and the 1999 Agreements), whether written or oral, such superseding resulting in, among other things, the licenses granted thereunder having no further force or effect and being replaced by the licenses set forth in Article II of this Second Amended and Restated Worldwide Agreement. Notwithstanding the foregoing, (a) certain provisions of the 1999 Agreements shall remain in force and effect, to the extent this Second Amended and Restated Worldwide Agreement so indicates by specific reference, and (b) any royalties or other payments accruing under the 1999 Agreements prior to the Effective Date shall remain due and payable. This Second Amended and Restated Worldwide Agreement does not and will not supersede the Asthma/Transplant Agreement. In the event of a conflict or inconsistency between this Second Amended and Restated Worldwide Agreement and the Asthma/Transplant Agreement, the terms of the Asthma/Transplant Agreement shall take precedence over the terms of this Second Amended and Restated Worldwide Agreement. This Second Amended and Restated Worldwide Agreement shall not be changed or modified orally, but only by an instrument in writing signed by both parties.

17.4 Releases. The parties hereby confirm the releases contained in Section 15.4 of the 1999 PDL/Roche Agreement and in Section 11.4 of the F. Roche Agreement.

17.5 Severability. If any provision of this Second Amended and Restated Worldwide Agreement is declared invalid by an arbitrator pursuant to Section 15.1 or by a court of last

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

38.	CONFIDENTIAL TREATMENT

resort or by any court or other governmental body from the decision of which an appeal is not taken within the time provided by law, then and in such event, this Second Amended and Restated Worldwide Agreement will be deemed to have been terminated only as to the portion thereof that relates to the provision invalidated by that decision and only in the relevant jurisdiction, but this Second Amended and Restated Worldwide Agreement, in all other respects and all other jurisdictions, will remain in force; provided, however, that if the provision so invalidated is essential to the Amended and Restated Worldwide Agreement as a whole, then the parties shall negotiate in good faith to amend the terms hereof as nearly as practical to carry out the original intent of the parties, and, failing such amendment, either party may submit the matter to arbitration for resolution pursuant to Section 15.1.

17.6 Indemnification.

(a) Roche agrees to defend, indemnify and hold harmless PDL, its trustees, officers, agents and employees from and against any and all Third Party suits, claims, acts, liabilities, demands, damages, expenses, and losses of any kind, including those resulting from death, personal injury, illness or property damage arising (i) out of the manufacture, distribution, use, testing, promotion, marketing or sale or other disposition, by Roche, an Affiliate of Roche, or any distributor, customer, sublicensee or representative of Roche or anyone in privity therewith (other than PDL), of (A) any Licensed Product, as defined in the 1999 Agreements, prior to the Effective Date, (B) Daclizumab or any Excluded Product on or after the Effective Date, or (C) any cell lines, their progeny, or other biological materials, method, process, device or apparatus licensed or provided by PDL pursuant to the 1989 Agreements, the 1999 Agreements or this Second Amended and Restated Worldwide Agreement; (ii) as a result of practicing a Joint Invention, or using PDL Know-How or PDL Patents licensed to Roche under this Second Amended and Restated Worldwide Agreement, except where such claim is based on the negligent acts of commission or omission of PDL; (iii) out of any breach by Roche of any representation, warranty or covenant of this Second Amended and Restated Worldwide Agreement; (iv) out of any violation of applicable law by an action, policy or procedure of Roche or its Affiliates; or (v) out of any negligence or willful misconduct of Roche or its Affiliates.

(b) PDL agrees to defend, indemnify and hold harmless Roche, its trustees, officers, agents and employees harmless from and against any and all Third Party suits, claims, actions, liabilities, demands, damages, expenses, and losses of any kind, including those resulting from death, personal injury, illness or property damage arising (i) out of the manufacture, distribution, use, testing, promotion, marketing or sale or other disposition, by PDL, an Affiliate of PDL, or any distributor, customer, sublicensee or representative of PDL or anyone in privity therewith (other than Roche), of (A) Daclizumab prior to the Effective Date, or (B) Daclizumab or any Other Licensed Product on or after the Effective Date, or (C) any biological materials, method, process, device or apparatus licensed or provided by Roche pursuant to this Second Amended and Restated Worldwide Agreement; (ii) as a result of practicing a Joint Invention, or using Roche Know-How or Roche Patents licensed to PDL under this Second Amended and Restated Worldwide Agreement, except where such claim is based on the negligent acts of commission or omission of Roche; (iii) out of any breach by PDL of any representation, warranty or covenant of this Second Amended and Restated Worldwide Agreement; (iv) out of any violation of applicable law by an action, policy or procedure of PDL or its Affiliates; (v) out of

39.	CONFIDENTIAL TREATMENT

any negligence or willful misconduct of PDL or its Affiliates; or (vi) from any claim for failure to pay any license fee, royalty or other payment due on sales of Daclizumab or any Other Licensed Product by PDL or its Affiliates or sublicensees under any license agreement for any Roche Controlled Patents between Roche and any Third Party licensor that PDL elected not to take a sublicense under as provided in Section 2.8(b).

(c) Procedure. In the event of a claim by a Third Party against a party entitled to indemnification under this Second Amended and Restated Worldwide Agreement (“Indemnified Party”), the Indemnified Party shall promptly notify the other party (“Indemnifying Party”) in writing of the claim and the Indemnifying Party shall undertake and solely manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnified Party shall cooperate with the Indemnifying Party, including, as requested by the Indemnifying Party and at the Indemnifying Party’s cost, entering into a joint defense agreement. The Indemnified Party may, at its option and expense, be represented in any such action or proceeding by counsel of its choice. The Indemnifying Party shall not be liable for any litigation costs or expenses incurred by the Indemnified Party without the Indemnifying Party’s written consent. The Indemnifying Party shall not settle any such claim unless such settlement fully and unconditionally releases the Indemnified Party from all liability relating thereto, unless the Indemnified Party otherwise agrees in writing.

17.7 Notices. Any notice or report required or permitted to be given under this Second Amended and Restated Worldwide Agreement shall be in writing and shall be mailed by certified or registered mail, or telexed or telecopied and confirmed by mailing, as follows and shall be effective five (5) days after such mailing:

If to PDL:	Protein Design Labs, Inc.
34801 Campus Drive
Fremont, California U.S.A. 94555
Attention: Chief Executive Officer

and	Protein Design Labs, Inc.
34801 Campus Drive
Fremont, California U.S.A. 94555
Attention: General Counsel

If to Roche:	Hoffmann-La Roche Inc.
340 Kingsland Street
Nutley, New Jersey 07110
Attention: Corporate Secretary

and	F. Hoffmann-La Roche Ltd
Grenzacherstrasse 124
CH-4002 Basel, Switzerland
Attention: Law Department

40.	CONFIDENTIAL TREATMENT

17.8 Choice of Law. The validity, performance, construction, and effect of this Second Amended and Restated Worldwide Agreement shall be governed by the laws of the [****], without regard to conflicts of law principles that would provide for application of the law of a jurisdiction outside [****] and excluding the United Nations Convention on Contracts for the International Sales of Goods.

17.9 Publicity. The parties agree to issue press releases in an agreed-on form and format concerning their entry into this Second Amended and Restated Worldwide Agreement, with the content of such releases to be approved in advance by the parties. In all other respects, no party to this Second Amended and Restated Worldwide Agreement shall use the name of the other parties in any publicity release without the prior written permission of such other party, which shall not be unreasonably withheld. The other party shall have a reasonable opportunity to review and comment on any such proposed publicity release. Except as required by law, no party hereto shall publicly disclose the terms of this Second Amended and Restated Worldwide Agreement, the 1989 Agreements, the 1999 Agreements, the Japan Reversion Agreement, or their terms and conditions unless expressly authorized to do so by the other party which authorization shall not be unreasonably withheld. In the event that disclosure is authorized, the parties will work together to develop a mutually acceptable disclosure. Notwithstanding anything to the contrary herein, if not otherwise disclosed by Roche, PDL shall not disclose to any Third Party the amount of sales of Roche, or royalties or consideration paid by Roche with respect to, Daclizumab or Excluded Products without the prior written consent of Roche, except that PDL shall have the right to disclose the terms of this Second Amended and Restated Worldwide Agreement to any bona fide investors, advisors, investment banking representatives, or prospective strategic partners or collaborators, under binder of confidentiality. If not otherwise disclosed by PDL, Roche shall not disclose to any Third Party the amount of sales of PDL, or royalties or consideration paid by PDL with respect to, Daclizumab without the prior written consent of PDL, which consent shall not be unreasonably withheld.

17.10 Further Assurances. The parties agree to reasonably cooperate with each other in connection with any actions required to be taken as part of their respective obligations under this Second Amended and Restated Worldwide Agreement, and shall (a) furnish to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things (including working collaboratively to correct any clerical, typographical, or other similar errors in this Second Amended and Restated Worldwide Agreement), all as the other party may reasonably request for the purpose of carrying out the intent of this Second Amended and Restated Worldwide Agreement.

17.11 Agency. Neither party is, nor will be deemed to be an employee, agent or representative of the other party for any purpose. Each party is an independent contractor, not an employee or partner of the other party. Neither party shall have the authority to speak for, represent or obligate the other party in any way without prior written authority from the other party.

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

41.	CONFIDENTIAL TREATMENT

17.12 No Waiver. Any omission or delay by either party at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof, by the other party, shall not constitute a waiver of such party’s rights to the future enforcement of its rights under this Second Amended and Restated Worldwide Agreement. Any waiver by a party of a particular breach or default by the other party shall not operate or be construed as a waiver of any subsequent breach or default by the other party.

17.13 No Strict Construction. This Amended and Restated Worldwide Agreement has been prepared jointly by the parties and shall not be strictly construed against either party.

17.14 Headings. The captions used herein are inserted for convenience of reference only and shall not be construed to create obligations, benefits, or limitations.

17.15 Counterparts. This Second Amended and Restated Worldwide Agreement may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

[Rest of page intentionally blank]

42.	CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Worldwide Agreement through their duly authorized representatives to be effective as of the Amendment Effective Date.

PROTEIN DESIGN LABS, INC.		HOFFMANN-LA ROCHE INC.

By:	/s/ Mark McDade	By:	/s/ Frederick C. Kantz III

Name:	Mark McDade	Name:	Frederick C. Kantz III

Title:	Chief Executive Officer	Title:	Vice President

F. HOFFMANN-LA ROCHE LTD

		By:	/s/ St. Arnold

		Name:	St. Arnold

Title:

		By:	/s/ Dr. Peter Hug

		Name:	Dr. Peter Hug

		Title:	Executive Vice President,

Pharma Partnering

43.	CONFIDENTIAL TREATMENT

Appendix A

PDL Patent Rights

The following are patents and patent applications (also known as the “Queen et al. patents”) issued and filed in certain countries in the world and licensed as part of the PDL Patent Rights under the Agreement. (As of: March 5, 2003)

1. The following issued U.S. patents and pending U.S. patent applications:

Patent No. 5,585,089, “Humanized Immunoglobulins,” issued December 17, 1996.

Patent No. 5,693,761, “Polynucleotides Encoding Improved Humanized Immunoglobulins,” issued December 2, 1997.

Patent No. 5,693,762, “Humanized Immunoglobulins,” issued December 2, 1997.

Patent No. 6,180,370 “Humanized Immunoglobulins and Method of Making the Same”, issued January 30, 2001.

[****]

2. The following patents and patent applications outside the U.S.:

		Patent No.	Country	Title*

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

44.	CONFIDENTIAL TREATMENT

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

45.	CONFIDENTIAL TREATMENT

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]

	Country	Application No.	Title*

[****]	[****]		[****]

[****]	[****]		[****]

[****]	[****]		[****]

[****]	[****]		[****]

[****]	[****]		[****]

[****]	[****]		[****]

[****]	[****]		[****]

[****]	[****]		[****]

*	Exact titles may differ in different countries.
[1]	and corresponding European national patents issued therefrom.
[2]	registration date
[3]	this is the application number; have not received patent yet.

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

46.	CONFIDENTIAL TREATMENT

Appendix B

Third Party Licenses

[****]

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

47.	CONFIDENTIAL TREATMENT

Appendix C

PDL Sole Territory: Countries or Jurisdictions in which All Rights Have Reverted to PDL

[****]

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

48.	CONFIDENTIAL TREATMENT

Schedule 2.8(a)

Certain Roche Owned Patents

[****]

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

49.	CONFIDENTIAL TREATMENT

Schedule 2.8(b)

Certain Roche Controlled Patents

[****]

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

50.	CONFIDENTIAL TREATMENT

Schedule 2.8(e)

Notices of Third Party IP Rights

[****]

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

51.	CONFIDENTIAL TREATMENT

Schedule 2.8(f)

Third Party Licenses

[****]

****	Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

52.	CONFIDENTIAL TREATMENT